As filed with the Securities and Exchange Commission on May 22, 1997

                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Martek Biosciences Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   52-1399362
 -------------------------------------------------------------------------------
                      (I.R.S. employer identification no.)

                   6480 Dobbin Road, Columbia, Maryland 21045
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               (Address of principal executive offices) (Zip code)

              Martek Biosciences Corporation 1997 Stock Option Plan
                            (Full title of the plans)

                                   Steve Dubin
        Chief Financial Officer, General Counsel, Secretary and Treasurer
                         Martek Biosciences Corporation
                                6480 Dobbin Road
                            Columbia Maryland  21045
                     (Name and address of agent for service)

                                 (410) 740-0081
--------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                                Michael J. Silver
                             Hogan & Hartson L.L.P.
                            111 South Calvert Street
                            Baltimore, Maryland 21202
                                 (410) 659-2741

                         CALCULATION OF REGISTRATION FEE


---------------------- -------------- -------------------- -------------------- -------------------

Title of securities    Amount to be        Proposed         Proposed maximum       Amount of
  to be registered     registered(1)    maximum offering    aggregate offering  registration fee(1)
                                       price per share(1)       price(1)

---------------------- -------------- -------------------- -------------------- --------------------

Common Stock, par      (a)    22,150     (a)$25.00        (a)$   553,750        (a)$  167.80
value $.10 per share   (b)    10,000     (b)$16.50        (b)$   165,000        (b)$   50.00
                       (c)   717,850     (c)$16.25        (c)$11,665,062        (c)$3,534.86
                                                                                Total Fee:$3,752.66
---------------------- ------------- --------------------- -------------------- --------------------

     (1) Pursuant to Rule 457(h)(1), the proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on (a) the option exercise price of $25.00 per share for 22,150 shares issuable upon exercise of currently outstanding options, (b) the option exercise price of $16.50 per share for 10,000 shares issuable upon exercise of currently outstanding options and (c) the average of the bid and asked prices of $16.25 per share of Martek Biosciences Corporation Common Stock on the NASDAQ /National Market System on May 15, 1997 with respect to the other 717,850 shares otherwise issuable under the plan listed above.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The documents containing the information specified in Part I will be sent or given to each person eligible to participate in the Martek Biosciences Corporation 1997 Stock Option Plan as provided by Rule 428(b)(1). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                              PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.
          Martek Biosciences Corporation (the "Registrant") hereby incorporates by reference into this registration statement the following documents:

               (a) The Registrant's Annual Report on Form 10-K for the year ended October 31, 1996;

               (b) All reports filed with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since October 31, 1996; and

               (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 9, 1993, registering shares of Common Stock pursuant to Section 12(g) of the Exchange Act.

     In addition, all documents filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, subsequent to the filing of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part of hereof from the date of the filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such prior statement. The documents required to be so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

     To the extent that any proxy statement is incorporated by reference herein, such incorporation shall not include any information contained in such proxy statement which is not, pursuant to the Commission's rules, deemed to be "filed" with the Commission or subject to the liabilities of Section 18 of the Exchange Act.

Item 4.           Description of Securities.

     A description of the Registrant's Common Stock is incorporated by reference into this Registration Statement under Item 3.

Item 5.           Interests of Named Experts and Counsel.

                  Not applicable.

Item 6.           Indemnification of Directors and Officers.

     Item 15 of Part II of the Registration Statement of the Registrant on Form S-3 (Registration No. 33-96537) is hereby incorporated by reference into this Registration Statement.

                                      * * *

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of the expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 7.           Exemption from Registration Claimed.

                  Not applicable.

Item 8.           Exhibits.

         Exhibit
         Number        Description
         -------       -----------
          4.1(e)       Martek Biosciences Corporation 1997 Stock Option
                       Plan ("Stock Plan")

          5 Opinion of Hogan & Hartson L.L.P. Regarding the Legality of the Shares of Common Stock Being Registered

          24.1         Consent of Hogan & Hartson L.L.P. (included in Exhibit 5)

          24.2         Consent of Ernst & Young LLP, Independent Auditors

          25.1         Power of Attorney (contained on signature page)


Item 9.  Undertakings.

     (a) The undersigned Registrant hereby undertakes:

          (1)To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i)To include any prospectus  required by Section  10(a)(3)
               of the Securities Act;

                    (ii)To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                    Provided,  however, that paragraphs (a)(1)(i) and (a)(1)(ii)
               do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2)That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Columbia, State of Maryland, on this 22nd day of May, 1997.

                                               MARTEK BIOSCIENCES CORPORATION

                                               By:   /s/ Henry Linsert Jr.
                                                  -------------------------
                                                         Henry Linsert, Jr.
                                            Chairman and Chief Executive Officer

     We, the undersigned officers and directors of Martek Biosciences Corporation, hereby severally and individually constitute and appoint Steve Dubin and Michael J. Silver, and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8, and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendment and amendments.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                 Title                        Date

    /s/ Henry Linsert, Jr.     Chairman and Chief Executive        May 22, 1997
  ------------------------                          Officer
                               (Principal Executive Officer)
     Henry Linsert, Jr.

    /s/ Steve Dubin                 Chief Financial Officer        May 22, 1997
  ------------------------   General Counsel, Secretary and
                             Treasurer (Principal Financial
                           Officer and Principal Accounting
                                                    Officer)

     Steve Dubin

Board of Directors:

By: /s/ Henry Linsert, Jr.              Director                   May 22, 1997
---------------------------------
     Henry Linsert, Jr.

By:                                     Director                   May 22, 1997
---------------------------------
     Jules Blake

By:                                     Director                   May 22, 1997
---------------------------------
     Bruce E. Elmblad

By: /s/ Ann L. Johnson                  Director                   May 22, 1997
---------------------------------
     Ann L. Johnson

By: /s/ Douglas J. MacMaster, Jr.       Director                   May 22, 1997
---------------------------------
     Douglas J. MacMaster, Jr.

By: /s/ John H. Mahar                   Director                   May 22, 1997
---------------------------------
     John H. Mahar

By: /s/ Sandra Panem                    Director                   May 22, 1997
---------------------------------
     Sandra Panem

By: /s/ Richard J. Radmer               Director                   May 22, 1997
---------------------------------
     Richard J. Radmer

By: /s/ Eugene H. Rotberg               Director                   May 22, 1997
---------------------------------
     Eugene H. Rotberg

By: /s/ William D. Smart                Director                   May 22, 1997
---------------------------------
     William D. Smart

                                  EXHIBIT INDEX
--------------------------------------------------------------------------------



Exhibit                                                             Sequential
Number          Description                                         Page Number
-------         -----------                                         -----------
  4.1(e)        Martek Biosciences Corporation 1997
                Employee Stock Option Plan ("Stock Plan")

  5             Opinion of Counsel Regarding
                the Legality of the Shares of Common
                Stock Being Registered

  24.1          Consent of Counsel                                       *

  24.2          Consent of Ernst & Young LLP, Independent Auditors

  25            Powers of Attorney                                       **

-------------

*               Included in Exhibit 5.

**              Contained on signature page.